Supplement to the Prospectus dated March 1, 2013
of
Credit Suisse Floating Rate High Income Fund

The following information supersedes certain information in the Fund's Class B Statutory Prospectus, effective February 1, 2014.

The row entitled "Redemption or exchange fees" under "Shareholder fees" in the fee table on Page 4 of the Fund's Summary section is deleted.

The section entitled "Selling Shares – Redemption Fee" is deleted.

The third paragraph in the section entitled "Other Policies – Frequent Purchases and Sales of Fund Shares" is deleted.

Shareholders should retain this supplement for future reference.

Dated: December 26, 2013	FLHI-PRO-LOAD-16-1213 2013-008